Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange its
11 1/4% Senior Notes due 2014
Which Have Been Registered under the Securities Act of 1933
for Any and All Outstanding
11 1/4% Senior Notes Due 2014
Pursuant to the Prospectus dated                        , 2006

DAVE & BUSTER'S, INC.

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Trust Company, N.A.

By Registered or Certified Mail:	By Regular Mail or Overnight Carrier:	In Person By Hand Only: Bank of New York Trust Company, N.A.
c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations	c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations	c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations
By Facsimile:	To Confirm by Telephone or For Information Call:
212-298-1915	Evangeline Gonzales at 212-815-3738

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        The undersigned hereby acknowledges receipt of the prospectus, dated                        , 2006, of Dave & Buster's, Inc., which, together with this letter of transmittal, constitute the Company's offer to exchange $1,000 principal amount of its 11 1/4% Senior Notes due 2014, which have been registered under the Securities Act of 1933, for each $1,000 principal amount of its outstanding 11 1/4% Senior Notes due 2014, of which $175,000,000 aggregate principal amount is outstanding.

        IF YOU DESIRE TO EXCHANGE YOUR RESTRICTED NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

        This Letter of Transmittal is to be used by holders of Restricted Notes (as defined below) either if Restricted Notes are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, tenders of Restricted Notes are to be made by book-entry transfer to an account maintained by The Bank of New York Trust Company, N.A. (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus.

        Holders of Restricted Notes whose certificates (the "Certificates") for such Restricted Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Restricted Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal, the Notice of Guaranteed Delivery and related documents may be directed to The Bank of New York Trust Company, N.A., at the addresses and telephone numbers set forth on the cover page of this Letter of Transmittal. See instruction 8 below.

        List below the Restricted Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

All Tendering Holders Complete this Box:

DESCRIPTION OF RESTRICTED NOTES SURRENDERED

Restricted Notes Surrendered (attach additional schedule if necessary)

Name(s) and address(es) of registered holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount	Principal Amount Tendered**

		$	$

	Total Amount Tendered:	$	$

*	Need not be completed by book-entry holders. Such holders should check appropriate box below and provide the requested information.
**	Need not be completed if tendering for exchange of all Restricted Notes held. Restricted Notes may be tendered in whole or in part in integral multiples of $1,000. All Restricted Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.
SEE INSTRUCTION 1)

METHOD OF DELIVERY

☐
CHECK HERE IF SURRENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Surrendering Participant:
DTC Account Number:
Transaction Code Number:
☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
Window Ticket Number (if any):
Date of Notice of Guaranteed Delivery:
Institution Which Guaranteed Delivery:
If Guaranteed Delivery is to be made by book-entry transfer:
Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:
☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED RESTRICTED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:
Telephone Number and Contact Person:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Dave & Buster's, Inc. (the "Company"), the above-described principal amount of the Company's outstanding 11 1/4% Senior Notes due 2014 (the "Restricted Notes"), in exchange for a like principal amount of the Company's 11 1/4% Senior Notes due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated                        , 2006 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Restricted Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Restricted Notes and the Exchange Notes) with respect to the tendered Restricted Notes, with full power of substitution and re-substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for Restricted Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Restricted Notes; (ii) present Certificates for such Restricted Notes for transfer, and to transfer such Restricted Notes on the account books maintained by DTC or any other relevant securities register; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned represents and warrants that the undersigned (i) owns the Restricted Notes tendered and is entitled to tender such Restricted Notes and (ii) has full authority to tender, exchange, sell, assign and transfer the Restricted Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Restricted Notes tendered hereby are not subject to any adverse claims or rights, restrictions or proxies of any kind. The undersigned also represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Restricted Notes tendered hereby or to transfer ownership of such Restricted Notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Restricted Notes tendered hereby are printed above, if they are not already set forth above, as they appear on the Certificates representing such Restricted Notes. The Certificate number(s) and amount of Restricted Notes that the undersigned wishes to tender are indicated in the appropriate boxes above.

        If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Restricted Notes than are tendered or accepted for exchange, the undersigned understands that Certificates for such unexchanged or untendered Restricted Notes will be returned (or, in the case of Restricted Notes tendered by book-entry transfer, such Restricted Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Restricted Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus and in the Instructions herein will, upon the Company's acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Restricted Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Restricted Notes, be credited to the account at DTC indicated above in the box entitled "Description of Restricted Notes Surrendered." If applicable, substitute Certificates representing Restricted Notes not exchanged or not accepted for exchange are to be issued to the undersigned or, in the case of a book-entry transfer of Restricted Notes, are to be credited to the account at DTC indicated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

        By tendering Restricted Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act; (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business; (iii) the undersigned is not participating in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer; (iv) if the undersigned is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations; (v) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985; (vi) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934 or is participating in the exchange offer for the purpose of distributing the Exchange Notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in certain no-action letters; (vii) the undersigned understands that a secondary resale transaction described in clause (vi) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Restricted Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act; and (viii) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.

        If the undersigned is a broker-dealer, by tendering Restricted Notes and executing this Letter of Transmittal, the undersigned represents and agrees that such Restricted Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Company has agreed that it will make the Prospectus available to any participating broker-dealer in connection with any such resale until the earlier of (i) 180 days from the date on which the registration statement of which the Prospectus is a part is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a Prospectus.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

        Tendered Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on                        , 2006 or on such later date or time to which the Company may extend the Exchange Offer.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Complete accompanying Substitute Form W-9)

Signature(s) of Owner(s)
Dated:

              This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Certificate(s) for the Restricted Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instructions 2 and 5.

Name(s):
(Please Type or Print)
Capacity (full title):
Address:
(Include Zip Code)
Area Code and Tel. No.:
Taxpayer Identification or Social Security Number:

Signature(s) Guaranteed by:
(If Required—See Instructions 2 and 5)

Authorized Signature:
Name of Firm:
Address and Tel. No.:
Dated:
Medallion Guarantee:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 2, 5 and 6)

              To be completed ONLY if Certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person whose signature(s) appear(s) on this Letter of Transmittal above.

  Issue Exchange Notes and/or Restricted Notes to:

Name:	(Please type or print)
Address:
(zip code)
Telephone Number:
Taxpayer Identification Number or Social Security Number:	(Complete Substitute Form W-9)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 5 and 6)

              To be completed ONLY if Certificates for Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box above entitled "Description of Restricted Notes Surrendered."

  Deliver Exchange Notes and/or Restricted Notes to:

Name:	(Please type or print)
Address:
(zip code)
Telephone Number:
Taxpayer Identification Number or Social Security Number:

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR RESTRICTED NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

  1.
  Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        A holder of Restricted Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Restricted Notes being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

        Holders of Restricted Notes may tender their Restricted Notes by book-entry transfer by crediting the Restricted Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Restricted Notes into the Exchange Agent's account at DTC. Restricted Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

        Holders who wish to tender their Restricted Notes and: (i) whose Certificates for such Restricted Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Restricted Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Restricted Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message, in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. Any Letter of Transmittal sent by facsimile must be promptly followed by delivery of the original Letter of Transmittal to the Exchange Agent at one of the addresses set forth on the cover page of this Letter of Transmittal. For Restricted Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

        The method of delivery of Certificates for Restricted Notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent and proper insurance should be obtained. No Letter of Transmittal or Certificates for Restricted Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2.
  Guarantee of Signatures.

        No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Restricted Notes) of Restricted Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Restricted Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3.
  Inadequate Space.

        If the space provided in the box captioned "Description of Restricted Notes Surrendered" is inadequate, the Certificate number(s) and/or the principal amount of Restricted Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4.
  Partial Tenders and Withdrawal Rights.

        Tenders of Restricted Notes will be accepted only in integral multiples of $1,000 stated principal amount. If less than all the Restricted Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Restricted Notes which are to be tendered in the "Principal Amount Tendered" column in the box entitled "Description of Restricted Notes Tendered." In such case, new Certificate(s) for the remainder of the Restricted Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder promptly after the Expiration Date. All Restricted Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein or in the Prospectus, tenders of Restricted Notes pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Restricted Notes to be withdrawn, the aggregate principal amount of Restricted Notes to be withdrawn and, if Certificates for such Restricted Notes have been tendered, the name of the registered holder of the Restricted Notes as set forth on the Certificate(s), if different from that of the person who tendered such Restricted Notes. If Certificates for Restricted Notes have been delivered or otherwise identified to the

Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Restricted Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Restricted Notes tendered for the account of an Eligible Institution. If Restricted Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Restricted Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Restricted Notes may not be rescinded. Restricted Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures set forth in "The Exchange Offer—Procedures for Tendering Restricted Notes" in the Prospectus.

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its reasonable judgment, which determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Restricted Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

  5.
  Signatures on Letter of Transmittal and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

        If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Restricted Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Messages in lieu thereof) as there are names in which Certificates are registered.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its reasonable judgment, of such persons' authority to so act.

        When this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Restricted Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Restricted Notes may require in accordance with the restrictions on transfer applicable to the Restricted Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  6.
  Special Issuance or Delivery Instructions.

        If Exchange Notes or Certificates for Restricted Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering

Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Restricted Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

  7.
  Irregularities.

        The Company will determine, in its reasonable judgment, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Restricted Notes, which determination shall be final and binding on all parties. The Company reserves the right, in its reasonable judgment, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in "The Exchange Offer—Conditions to the Exchange Offer" in the Prospectus or any defect or irregularity in any tender of Restricted Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the Instructions) will be final and binding. No tender of Restricted Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

  8.
  Questions, Requests for Assistance and Additional Copies.

        Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9.
  Backup Withholding; Substitute Form W-9.

        Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes may be subject to backup withholding at the rate of 28%. In order to avoid backup withholding, each tendering U.S. holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (i) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (a) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (ii) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the paying agent under the Indenture governing the Exchange Notes) will retain a percentage (equal to the applicable backup withholding rate—28%) of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the paying agent) will remit such amounts retained during the 60-day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder does not provide the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding and, until a correct TIN is provided, will backup withhold (at the applicable rate) on all payments made thereafter. In general, if a holder is an individual, the taxpayer identification number is that individual's Social Security Number. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign holder to qualify as an exempt recipient, such holder must submit to the Exchange Agent or the Company the appropriate IRS Form W-8 (and not the Substitute Form W-9), signed under penalties of perjury, attesting to that individual's exempt status. Such forms can be obtained from the Exchange Agent upon request. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Restricted Notes are registered in more than one name), consult the guidelines included in the Request for Taxpayer Identification Number and Certification on Form W-9. You may obtain a copy of this document at the IRS' website at www.irs.gov.

        Failure to complete the Substitute Form W-9 will not, by itself, cause Restricted Notes to be deemed invalidly tendered, but may require the Company (or the paying agent) to withhold (at the applicable 28% rate) from any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10.
  Mutilated, Lost, Destroyed or Stolen Certificates.

        If any Certificate(s) representing Restricted Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificate(s) have been followed.

  11.
  Security Transfer Taxes.

        Holders who tender their Restricted Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Restricted Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED RESTRICTED NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5.00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IF FURTHER INSTRUCTIONS ARE NECESSARY, CONTACT THE EXCHANGE AGENT AT 212-815-3738.

TO BE COMPLETED BY ALL SURRENDERING REGISTERED HOLDERS (SEE INSTRUCTION 9)

PAYOR'S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury, Internal Revenue Service	Part 1—Please provide your TIN in the box at right and certify by signing and dating below.	TIN	(Social Security Number or Employer ID Number)

Part 2—For Payees exempt from backup withholding (See instructions below)

Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part 3—Certifications—Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3) I am a U.S. person.

Signature:	Date:

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) (also see instructions in the enclosed Guidelines).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

Signature:	Date:

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR RESTRICTED NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH REGISTERED HOLDER OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW.

The Exchange Agent is:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Registered or Certified Mail:	By Regular Mail or Overnight Carrier:	In Person By Hand Only: Bank of New York Trust Company, N.A.
c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations	c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations	c/o The Bank of New York 101 Barclay Street, 7 East New York, New York 10286 Attention: Evangeline Gonzales Corporate Trust Operations
By Facsimile:	To Confirm by Telephone or For Information Call:
212-298-1915	Evangeline Gonzales at 212-815-3738

Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone numbers listed above. Additional copies of this Letter of Transmittal and other documents may be obtained from the Exchange Agent, and will be furnished promptly at the Company's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:			GIVE THE SOCIAL SECURITY NUMBER OF—
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)
FOR THIS TYPE OF ACCOUNT:			GIVE THE EMPLOYER IDENTIFICATION NUMBER OF—
6.	Sole proprietorship or single-owner LLC		The owner(3)
7.	A valid trust, estate, or pension trust		The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account		The organization
10.	Partnership		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.
Circle the minor's name and furnish the minor's social security number.

3.
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government and any political subdivision, agency or instrumentality thereof.

OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING
PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  •
  Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

        EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        PRIVACY ACT NOTICE.    Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement, other non-tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.

PENALTIES

(1)
FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.